Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2008

Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective on July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.
Beginning in the 2008 first quarter, IRA deposits greater than $100,000 are reflected in “Savings and other domestic time deposits”. Previously, these deposits were reflected in “Other domestic time deposits of $100,000 or more”. Prior period amounts have been reclassified to conform to the current period presentation.

Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2008	2007		March ’08 vs ’07
(in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,242,422	$1,416,597	$867,256	$375,166	43.3%
Federal funds sold and securities purchased under resale agreements	1,038,820	592,649	701,951	336,869	48.0
Interest bearing deposits in banks	253,221	340,090	100,417	152,804	N.M.
Trading account securities	1,246,877	1,032,745	76,631	1,170,246	N.M.
Loans held for sale	632,266	494,379	277,538	354,728	N.M.
Investment securities	4,313,006	4,500,171	3,724,676	588,330	15.8
Loans and leases (1)	41,014,219	40,054,338	26,266,746	14,747,473	56.1
Allowance for loan and lease losses	(627,615)	(578,442)	(282,976)	(344,639)	N.M.

Net loans and leases	40,386,604	39,475,896	25,983,770	14,402,834	55.4

Bank owned life insurance	1,327,031	1,313,281	1,097,986	229,045	20.9
Premises and equipment	544,718	557,565	377,687	167,031	44.2
Goodwill	3,047,407	3,059,333	569,779	2,477,628	N.M.
Other intangible assets	409,055	427,970	57,165	351,890	N.M.
Accrued income and other assets	1,610,542	1,486,792	1,144,443	466,099	40.7

Total Assets	$56,051,969	$54,697,468	$34,979,299	$21,072,670	60.2%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$38,116,341	$37,742,921	$24,585,893	$13,530,448	55.0%
Short-term borrowings	3,336,738	2,843,638	1,577,732	1,759,006	N.M.
Federal Home Loan Bank advances	3,685,858	3,083,555	1,197,411	2,488,447	N.M.
Other long-term debt	1,907,881	1,937,078	2,173,818	(265,937)	(12.2)
Subordinated notes	1,928,518	1,934,276	1,280,870	647,648	50.6
Accrued expenses and other liabilities	1,170,054	1,206,860	1,112,215	57,839	5.2

Total Liabilities	50,145,390	48,748,328	31,927,939	18,217,451	57.1

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—

Common stock —
No par value and authorized 500,000,000 shares; issued 236,301,562 shares; outstanding 235,713,500 shares.	—	—	2,072,976	(2,072,976)	N.M.
Par value of $0.01 and authorized 1,000,000,000 shares at March 31, 2008; issued 367,007,244 and 367,000,815 shares, respectively; outstanding 366,226,146 and 366,261,676 shares, respectively.	3,670	3,670	—	3,670	N.M.
Capital surplus	5,241,033	5,237,783	—	5,241,033	N.M.
Less 781,098; 739,139 and 588,062 treasury shares at cost, respectively	(14,834)	(14,391)	(11,128)	(3,706)	33.3
Accumulated other comprehensive loss	(122,217)	(49,611)	(59,509)	(62,708)	N.M.
Retained earnings	798,927	771,689	1,049,021	(250,094)	(23.8)

Total Shareholders’ Equity	5,906,579	5,949,140	3,051,360	2,855,219	93.6

Total Liabilities and Shareholders’ Equity	$56,051,969	$54,697,468	$34,979,299	$21,072,670	60.2%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2008		2007				March ’08 vs ’07
(in thousands)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$10,772,168	26.3%	$10,241,115	25.6	$6,181,645	23.5%	$4,590,523	74.3%
Middle market commercial real estate:
Construction	2,035,974	5.0	1,958,191	4.9	1,187,991	4.5	847,983	71.4
Commercial	6,108,593	14.9	5,855,240	14.6	2,811,772	10.7	3,296,821	N.M.

Middle market commercial real estate	8,144,567	19.9	7,813,431	19.5	3,999,763	15.2	4,144,804	N.M.
Small business	4,245,004	10.4	4,254,071	10.6	2,452,843	9.4	1,792,161	73.1

Total commercial	23,161,739	56.6	22,308,617	55.7	12,634,251	48.1	10,527,488	83.3

Consumer:
Automobile loans	3,491,369	8.5	3,114,029	7.8	2,251,215	8.6	1,240,154	55.1
Automobile leases	999,629	2.4	1,179,505	2.9	1,623,758	6.2	(624,129)	(38.4)
Home equity	7,296,448	17.8	7,290,063	18.2	4,914,462	18.7	2,381,986	48.5
Residential mortgage	5,366,414	13.1	5,447,126	13.6	4,405,943	16.8	960,471	21.8
Other loans	698,620	1.6	714,998	1.8	437,117	1.6	261,503	59.8

Total consumer	17,852,480	43.4	17,745,721	44.3	13,632,495	51.9	4,219,985	31.0

Total loans and leases	$41,014,219	100.0%	$40,054,338	100.0	$26,266,746	100.0	$14,747,473	56.1

By Business Segment
Regional Banking:
Central Ohio	$5,229,075	12.7%	$5,110,270	12.8	$3,669,569	14.0%	$1,559,506	42.5%
Northwest Ohio	2,280,255	5.6	2,284,141	5.7	455,075	1.7	1,825,180	N.M.
Greater Cleveland	3,194,533	7.8	3,097,120	7.7	2,019,820	7.7	1,174,713	58.2
Greater Akron/Canton	2,058,031	5.0	2,020,447	5.0	1,318,932	5.0	739,099	56.0
Southern Ohio/Kentucky	2,900,259	7.1	2,659,870	6.6	2,159,407	8.2	740,852	34.3
Mahoning Valley	893,317	2.2	927,918	2.3	—	—	893,317	—
Ohio Valley	870,833	2.1	870,276	2.2	—	—	870,833	—
West Michigan	2,535,359	6.2	2,477,617	6.2	2,453,300	9.3	82,059	3.3
East Michigan	1,766,750	4.3	1,750,171	4.4	1,646,028	6.3	120,722	7.3
Western Pennsylvania	1,031,319	2.5	1,053,685	2.6	—	—	1,031,319	—
Pittsburgh	926,487	2.3	900,789	2.2	—	—	926,487	—
Central Indiana	1,507,934	3.7	1,421,116	3.5	971,186	3.7	536,748	55.3
West Virginia	1,158,915	2.8	1,155,719	2.9	1,109,197	4.2	49,718	4.5
Other Regional	6,251,173	15.3	6,176,485	15.6	3,691,557	14.1	2,559,616	69.3

Regional Banking	32,604,240	79.5	31,905,624	79.7	19,494,071	74.2	13,110,169	67.3
Dealer Sales	5,862,116	14.3	5,563,415	13.9	4,903,370	18.7	958,746	19.6
Private Financial and Capital Markets Group	2,547,863	6.2	2,585,299	6.4	1,869,305	7.1	678,558	36.3
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$41,014,219	100.0%	$40,054,338	100.0	$26,266,746	100.0%	$14,747,473	56.1%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2008		2007				March ’08 vs ’07
(in thousands)	March 31,		December 31,		March 31,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$5,160,068	13.5%	$5,371,747	14.2%	$3,696,231	15.0%	$1,463,837	39.6%
Demand deposits — interest bearing	4,040,747	10.6	4,048,873	10.7	2,486,304	10.1	1,554,443	62.5
Money market deposits	6,681,412	17.5	6,643,242	17.6	5,568,104	22.6	1,113,308	20.0
Savings and other domestic deposits	5,083,046	13.3	4,968,615	13.2	2,947,786	12.0	2,135,260	72.4
Core certificates of deposit	10,582,394	27.8	10,736,146	28.4	5,408,289	22.0	5,174,105	95.7

Total core deposits	31,547,667	82.7	31,768,623	84.1	20,106,714	81.7	11,440,953	56.9
Other domestic deposits of $100,000 or more	2,160,339	5.7	1,870,730	5.0	1,218,498	5.0	941,841	77.3
Brokered deposits and negotiable CDs	3,361,957	8.8	3,376,854	8.9	2,721,927	11.1	640,030	23.5
Deposits in foreign offices	1,046,378	2.8	726,714	2.0	538,754	2.2	507,624	94.2

Total deposits	$38,116,341	100.0%	$37,742,921	100.0%	$24,585,893	100.0%	$13,530,448	55.0%

Total core deposits:
Commercial	$8,715,690	27.6%	$9,017,852	28.4%	$6,314,309	31.4%	$2,401,381	38.0%
Personal	22,831,977	72.4	22,750,771	71.6	13,792,405	68.6	9,039,572	65.5

Total core deposits	$31,547,667	100.0%	$31,768,623	100.0%	$20,106,714	100.0%	$11,440,953	56.9%

By Business Segment
Regional Banking:
Central Ohio	$6,665,031	17.5%	$6,332,143	16.8%	$4,984,215	20.3%	$1,680,816	33.7%
Northwest Ohio	2,798,377	7.3	2,837,735	7.5	1,062,255	4.3	1,736,122	N.M.
Greater Cleveland	3,263,713	8.6	3,194,780	8.5	2,020,165	8.2	1,243,548	61.6
Greater Akron/Canton	2,660,216	7.0	2,636,564	7.0	1,909,677	7.8	750,539	39.3
Southern Ohio/Kentucky	2,676,381	7.0	2,628,766	7.0	2,353,129	9.6	323,252	13.7
Mahoning Valley	1,583,723	4.2	1,550,676	4.1	—	—	1,583,723	—
Ohio Valley	1,291,747	3.4	1,289,027	3.4	—	—	1,291,747	—
West Michigan	2,937,318	7.7	2,919,926	7.7	2,826,489	11.5	110,829	3.9
East Michigan	2,445,148	6.4	2,442,354	6.5	2,460,100	10.0	(14,952)	(0.6)
Western Pennsylvania	1,630,114	4.3	1,643,483	4.4	—	—	1,630,114	—
Pittsburgh	956,254	2.5	948,451	2.5	—	—	956,254	—
Central Indiana	1,881,781	4.9	1,896,433	5.0	903,119	3.7	978,662	N.M.
West Virginia	1,584,233	4.2	1,589,903	4.2	1,547,095	6.3	37,138	2.4
Other Regional	781,967	2.1	771,261	2.0	571,095	2.3	210,872	36.9

Regional Banking	33,156,003	87.0	32,681,502	86.6	20,637,339	83.9	12,518,664	60.7
Dealer Sales	55,557	0.1	58,196	0.2	54,644	0.2	913	1.7
Private Financial and Capital Markets Group	1,542,631	4.0	1,626,043	4.3	1,174,618	4.8	368,013	31.3
Treasury / Other (1)	3,362,150	8.9	3,377,180	8.9	2,719,292	11.1	642,858	23.6

Total deposits	$38,116,341	100.0%	$37,742,921	100.0%	$24,585,893	100.0%	$13,530,448	55.0%

N.M., not a meaningful value.

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2008	2007				1Q08 vs 1Q07
(in millions)	First	Fourth	Third	Second	First	Amount	Percent
Assets
Interest bearing deposits in banks	$293	$324	$292	$259	$93	$200	N.M. %
Trading account securities	1,186	1,122	1,149	230	48	1,138	N.M.
Federal funds sold and securities purchased under resale agreements	769	730	557	574	503	266	52.9
Loans held for sale	565	493	419	291	242	323	N.M.
Investment securities:
Taxable	3,774	3,807	3,951	3,253	3,595	179	5.0
Tax-exempt	703	689	675	629	591	112	19.0

Total investment securities	4,477	4,496	4,626	3,882	4,186	291	7.0
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	10,506	10,445	10,328	6,227	6,084	4,422	72.7
Middle market commercial real estate:
Construction	1,999	1,870	1,784	1,246	1,151	848	73.7
Commercial	5,912	5,801	5,637	2,872	2,775	3,137	N.M.

Middle market commercial real estate	7,911	7,671	7,421	4,118	3,926	3,985	N.M.
Small business	4,213	4,207	4,267	2,473	2,449	1,764	72.0

Total commercial	22,630	22,323	22,016	12,818	12,459	10,171	81.6

Consumer:
Automobile loans	3,309	3,052	2,931	2,322	2,215	1,094	49.4
Automobile leases	1,090	1,272	1,423	1,551	1,698	(608)	(35.8)

Automobile loans and leases	4,399	4,324	4,354	3,873	3,913	486	12.4
Home equity	7,274	7,297	7,468	4,973	4,913	2,361	48.1
Residential mortgage	5,351	5,437	5,456	4,351	4,496	855	19.0
Other loans	713	728	534	424	422	291	69.0

Total consumer	17,737	17,786	17,812	13,621	13,744	3,993	29.1

Total loans and leases	40,367	40,109	39,828	26,439	26,203	14,164	54.1
Allowance for loan and lease losses	(630)	(474)	(475)	(297)	(278)	(352)	N.M.

Net loans and leases	39,737	39,635	39,353	26,142	25,925	13,812	53.3

Total earning assets	47,657	47,274	46,871	31,675	31,275	16,382	52.4

Cash and due from banks	1,036	1,098	1,111	748	826	210	25.4
Intangible assets	3,472	3,440	3,337	626	627	2,845	N.M.
All other assets	3,350	3,142	3,124	2,398	2,480	870	35.1

Total Assets	$54,885	$54,480	$53,968	$35,150	$34,930	$19,955	57.1%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,034	$5,218	$5,384	$3,591	$3,530	$1,504	42.6%
Demand deposits — interest bearing	3,934	3,929	3,808	2,404	2,349	1,585	67.5
Money market deposits	6,753	6,845	6,869	5,466	5,489	1,264	23.0
Savings and other domestic deposits	5,004	5,012	5,127	2,931	2,898	2,106	72.7
Core certificates of deposit	10,796	10,674	10,425	5,591	5,455	5,341	97.9

Total core deposits	31,521	31,678	31,613	19,983	19,721	11,800	59.8
Other domestic deposits of $100,000 or more	1,983	1,731	1,610	1,056	1,148	835	72.7
Brokered deposits and negotiable CDs	3,542	3,518	3,728	2,682	3,020	522	17.3
Deposits in foreign offices	885	748	701	552	562	323	57.5

Total deposits	37,931	37,675	37,652	24,273	24,451	13,480	55.1
Short-term borrowings	2,772	2,489	2,542	2,075	1,863	909	48.8
Federal Home Loan Bank advances	3,389	3,070	2,553	1,329	1,128	2,261	N.M.
Subordinated notes and other long-term debt	3,814	3,875	3,912	3,470	3,487	327	9.4
Total interest bearing liabilities	42,872	41,891	41,275	27,556	27,399	15,473	56.5

All other liabilities	1,104	1,160	1,103	960	987	117	11.9
Shareholders’ equity	5,875	6,211	6,206	3,043	3,014	2,861	94.9

Total Liabilities and Shareholders’ Equity	$54,885	$54,480	$53,968	$35,150	$34,930	$19,955	57.1%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2008	2007
Fully taxable equivalent basis (1)	First	Fourth	Third	Second	First
Assets
Interest bearing deposits in banks	3.97%	4.30%	4.69%	6.47%	5.13%
Trading account securities	5.27	5.72	6.01	5.74	5.27
Federal funds sold and securities purchased under resale agreements	3.07	4.59	5.26	5.28	5.24
Loans held for sale	5.41	5.86	5.13	5.79	6.27
Investment securities:
Taxable	5.71	5.98	6.09	6.11	6.13
Tax-exempt	6.75	6.74	6.78	6.69	6.66

Total investment securities	5.88	6.10	6.19	6.20	6.21

Loans and leases: (3)
Commercial:
Middle market commercial and industrial	6.16	6.81	7.79	7.39	7.49
Middle market commercial real estate:
Construction	5.82	7.21	7.68	7.62	8.41
Commercial	6.07	6.98	7.62	7.34	7.64

Middle market commercial real estate	6.01	7.04	7.64	7.42	7.87
Small business	7.02	7.44	7.49	7.30	7.24

Total commercial	6.27	7.00	7.68	7.38	7.56

Consumer:
Automobile loans	7.25	7.31	7.25	7.10	6.92
Automobile leases	5.53	5.52	5.56	5.34	5.25

Automobile loans and leases	6.82	6.78	6.70	6.39	6.25
Home equity	7.21	7.81	7.94	7.63	7.67
Residential mortgage	5.86	5.88	6.06	5.61	5.54
Other loans	10.43	10.91	11.48	9.57	9.52

Total consumer	6.84	7.10	7.17	6.69	6.58

Total loans and leases	6.51	7.05	7.45	7.03	7.05

Total earning assets	6.40%	6.88%	7.25%	6.92%	6.98%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.82	1.14	1.53	1.22	1.21
Money market deposits	2.83	3.67	3.78	3.85	3.78
Savings and other domestic deposits	2.27	2.54	2.54	2.23	2.09
Core certificates of deposit	4.68	4.83	4.99	4.79	4.72

Total core deposits	3.18	3.55	3.69	3.50	3.42
Other domestic deposits of $100,000 or more	4.39	4.99	4.79	5.31	5.34
Brokered deposits and negotiable CDs	4.43	5.24	5.42	5.53	5.50
Deposits in foreign offices	2.16	3.27	3.29	3.16	2.99

Total deposits	3.36	3.80	3.94	3.84	3.81
Short-term borrowings	2.78	3.74	4.10	4.50	4.32
Federal Home Loan Bank advances	3.94	5.03	5.31	4.76	4.44
Subordinated notes and other long-term debt	5.12	5.93	6.15	5.96	5.77

Total interest bearing liabilities	3.53%	4.09%	4.24%	4.20%	4.14%

Net interest rate spread	2.87%	2.79%	3.01%	2.72%	2.84%
Impact of non-interest bearing funds on margin	0.36	0.47	0.51	0.54	0.52

Net interest margin	3.23%	3.26%	3.52%	3.26%	3.36%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
   Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2008	2007				1Q08 vs 1Q07
(in millions)	First	Fourth	Third	Second	First	Amount	Percent
Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$5,099	$5,011	$4,910	$3,644	$3,601	$1,498	41.6%
Northwest Ohio	2,295	2,318	2,331	452	455	1,840	N.M.
Greater Cleveland	3,148	3,079	2,993	2,064	1,964	1,184	60.3
Greater Akron/Canton	2,021	2,037	2,024	1,328	1,326	695	52.4
Southern Ohio/Kentucky	2,782	2,576	2,527	2,205	2,181	601	27.6
Mahoning Valley	888	925	871	—	—	888	—
Ohio Valley	870	867	759	—	—	870	—
West Michigan	2,508	2,470	2,484	2,447	2,441	67	2.7
East Michigan	1,734	1,767	1,750	1,639	1,626	108	6.6
Western Pennsylvania	1,032	1,092	1,069	—	—	1,032	—
Pittsburgh	909	896	912	—	—	909	—
Central Indiana	1,463	1,397	1,406	982	959	504	52.6
West Virginia	1,160	1,135	1,163	1,128	1,106	54	4.9
Other Regional	6,185	6,500	6,754	3,774	3,780	2,405	63.6

Regional Banking	32,094	32,070	31,953	19,663	19,439	12,655	65.1
Dealer Sales	5,720	5,515	5,376	4,888	4,917	803	16.3
Private Financial and Capital Markets Group	2,553	2,524	2,499	1,888	1,847	706	38.2
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$40,367	$40,109	$39,828	$26,439	$26,203	$14,164	54.1%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,359	$6,169	$6,026	$4,962	$4,889	$1,470	30.1%
Northwest Ohio	2,828	2,825	2,856	1,070	1,061	1,767	N.M.
Greater Cleveland	3,189	3,089	2,969	2,024	2,005	1,184	59.1
Greater Akron/Canton	2,669	2,634	2,613	1,898	1,903	766	40.3
Southern Ohio/Kentucky	2,655	2,644	2,564	2,333	2,285	370	16.2
Mahoning Valley	1,542	1,550	1,562	—	—	1,542	—
Ohio Valley	1,284	1,345	1,380	—	—	1,284	—
West Michigan	2,904	2,925	2,868	2,784	2,790	114	4.1
East Michigan	2,420	2,404	2,423	2,397	2,431	(11)	(0.5)
Western Pennsylvania	1,631	1,655	1,695	—	—	1,631	—
Pittsburgh	963	946	943	—	—	963	—
Central Indiana	1,888	1,940	1,831	854	870	1,018	N.M.
West Virginia	1,594	1,567	1,562	1,535	1,533	61	4.0
Other Regional	823	759	861	537	452	371	82.1

Regional Banking	32,749	32,452	32,153	20,394	20,219	12,530	62.0
Dealer Sales	54	59	56	55	52	2	3.8
Private Financial and Capital Markets Group	1,583	1,629	1,645	1,142	1,148	435	37.9
Treasury / Other	3,545	3,535	3,798	2,682	3,032	513	16.9

Total deposits	$37,931	$37,675	$37,652	$24,273	$24,451	$13,480	55.1%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2008	2007				1Q08 vs 1Q07
(in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent
Interest income	$753,411	$814,398	$851,155	$542,461	$534,949	$218,462	40.8%
Interest expense	376,587	431,465	441,522	289,070	279,394	97,193	34.8

Net interest income	376,824	382,933	409,633	253,391	255,555	121,269	47.5
Provision for credit losses	88,650	512,082	42,007	60,133	29,406	59,244	N.M.

Net interest income (loss) after provision for credit losses	288,174	(129,149)	367,626	193,258	226,149	62,025	27.4

Service charges on deposit accounts	72,668	81,276	78,107	50,017	44,793	27,875	62.2
Trust services	34,128	35,198	33,562	26,764	25,894	8,234	31.8
Brokerage and insurance income	36,560	30,288	28,806	17,199	16,082	20,478	N.M.
Other service charges and fees	20,741	21,891	21,045	14,923	13,208	7,533	57.0
Bank owned life insurance income	13,750	13,253	14,847	10,904	10,851	2,899	26.7
Mortgage banking (loss) income	(7,063)	3,702	9,629	7,122	9,351	(16,414)	N.M.
Securities gains (losses)	1,429	(11,551)	(13,152)	(5,139)	104	1,325	N.M.
Other income (2)	63,539	(3,500)	31,830	34,403	24,894	38,645	N.M.

Total non-interest income	235,752	170,557	204,674	156,193	145,177	90,575	62.4

Personnel costs	201,943	214,850	202,148	135,191	134,639	67,304	50.0
Outside data processing and other services	34,361	39,130	40,600	25,701	21,814	12,547	57.5
Net occupancy	33,243	26,714	33,334	19,417	19,908	13,335	67.0
Equipment	23,794	22,816	23,290	17,157	18,219	5,575	30.6
Amortization of intangibles	18,917	20,163	19,949	2,519	2,520	16,397	N.M.
Marketing	8,919	16,175	13,186	8,986	7,696	1,223	15.9
Professional services	9,090	14,464	11,273	8,101	6,482	2,608	40.2
Telecommunications	6,245	8,513	7,286	4,577	4,126	2,119	51.4
Printing and supplies	5,622	6,594	4,743	3,672	3,242	2,380	73.4
Other expense (2)	28,347	70,133	29,754	19,334	23,426	4,921	21.0

Total non-interest expense	370,481	439,552	385,563	244,655	242,072	128,409	53.0

Income (Loss) before income taxes	153,445	(398,144)	186,737	104,796	129,254	24,191	18.7
Provision (Benefit) for income taxes	26,377	(158,864)	48,535	24,275	33,528	(7,151)	(21.3)

Net income (loss)	$127,068	$(239,280)	$138,202	$80,521	$95,726	$31,342	32.7%

Average common shares — diluted	367,208	366,119	368,280	239,008	238,754	128,454	53.8%

Per common share
Net income (loss) — diluted	$0.35	$(0.65)	$0.38	$0.34	$0.40	$(0.05)	(12.5)
Cash dividends declared	0.265	0.265	0.265	0.265	0.265	—	—

Return on average total assets	0.93%	(1.74)%	1.02%	0.92%	1.11%	(0.18)%	(16.2)
Return on average total shareholders’ equity	8.7	(15.3)	8.8	10.6	12.9	(4.2)	(32.6)
Return on average tangible shareholders’ equity (3)	22.0	(30.7)	19.7	13.5	16.4	5.6	34.1
Net interest margin (4)	3.23	3.26	3.52	3.26	3.36	(0.13)	(3.9)
Efficiency ratio (5)	57.0	73.5	57.7	57.8	59.2	(2.2)	(3.7)
Effective tax rate (benefit)	17.2	(39.9)	26.0	23.2	25.9	(8.7)	(33.6)

Revenue — fully taxable equivalent (FTE)
Net interest income	$376,824	$382,933	$409,633	$253,391	$255,555	$121,269	47.5
FTE adjustment	5,502	5,363	5,712	4,127	4,047	1,455	36.0

Net interest income (4)	382,326	388,296	415,345	257,518	259,602	122,724	47.3
Non-interest income	235,752	170,557	204,674	156,193	145,177	90,575	62.4

Total revenue (4)	$618,078	$558,853	$620,019	$413,711	$404,779	$213,299	52.7%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items Influencing Financial Performance Comparisons”.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	Net income less expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common equity equals average total common stockholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles, as well as other intangible assets, are net of deferred tax liability, and are calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2008	2007				1Q08 vs 1Q07
(in thousands, except as noted)	First	Fourth	Third	Second	First	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$9,332	$5,879	$8,375	$6,771	$4,940	$4,392	88.9%
Servicing fees	10,894	11,405	10,811	6,976	6,820	4,074	59.7
Amortization of capitalized servicing (1)	(6,914)	(5,929)	(6,571)	(4,449)	(3,638)	(3,276)	(90.0)
Other mortgage banking income	4,326	4,113	3,016	2,822	3,247	1,079	33.2

Sub-total	17,638	15,468	15,631	12,120	11,369	6,269	55.1
MSR valuation adjustment (1)	(18,093)	(21,245)	(9,863)	16,034	(1,057)	(17,036)	N.M.
Net trading (losses) gains related to MSR hedging	(6,609)	9,479	3,861	(21,032)	(961)	(5,648)	N.M.

Total mortgage banking (loss) income	$(7,064)	$3,702	$9,629	$7,122	$9,351	$(16,415)	N.M. %

Capitalized mortgage servicing rights (2)	$191,806	$207,894	$228,933	$155,420	$134,845	$56,961	42.2%
Total mortgages serviced for others (in millions) (2)	15,138	15,088	15,073	8,693	8,494	6,644	78.2
MSR % of investor servicing portfolio	1.27%	1.38%	1.52%	1.79%	1.59%	(0.32)%	(20.1)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(18,093)	$(21,245)	$(9,863)	$16,034	$(1,057)	$(17,036)	N.M. %
Net trading (losses) gains related to MSR hedging	(6,609)	9,479	3,861	(21,032)	(961)	(5,648)	N.M.
Net interest income related to MSR hedging	5,934	3,192	2,357	248	—	5,934	—

Net impact of MSR hedging	$(18,768)	$(8,574)	$(3,645)	$(4,750)	$(2,018)	$(16,750)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2008	2007
(in thousands)	First	Fourth	Third	Second	First
Allowance for loan and lease losses, beginning of period	$578,442	$454,784	$307,519	$282,976	$272,068

Acquired allowance for loan and lease losses	—	—	188,128	—	—
Loan and lease losses	(60,804)	(388,506)	(57,466)	(44,158)	(27,813)
Recoveries of loans previously charged off	12,355	10,599	10,360	9,658	9,695

Net loan and lease losses	(48,449)	(377,907)	(47,106)	(34,500)	(18,118)

Provision for loan and lease losses	97,622	503,781	36,952	59,043	29,026
Allowance for loans transferred to held-for-sale	—	(2,216)	(30,709)	—	—

Allowance for loan and lease losses, end of period	$627,615	$578,442	$454,784	$307,519	$282,976

Allowance for unfunded loan commitments and letters of credit, beginning of period	$66,528	$58,227	$41,631	$40,541	$40,161

Acquired AULC	—	—	11,541	—	—
(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(8,972)	8,301	5,055	1,090	380

Allowance for unfunded loan commitments and letters of credit, end of period	$57,556	$66,528	$58,227	$41,631	$40,541

Total allowances for credit losses	$685,171	$644,970	$513,011	$349,150	$323,517

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.34%	1.27%	0.97%	0.94%	0.89%
Economic reserve	0.19	0.17	0.17	0.21	0.19

Total loans and leases	1.53%	1.44%	1.14%	1.15%	1.08%

Nonaccrual loans and leases (NALs)	166	181	182	145	180

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.67%	1.61%	1.28%	1.30%	1.23%
Nonaccrual loans and leases	182	202	206	165	206

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2008	2007
(in thousands)	First	Fourth	Third	Second	First
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Middle market commercial and industrial	$3,128	$318,485	$7,760	$3,628	$(11)
Middle market commercial real estate:
Construction	112	6,800	2,160	2,876	9
Commercial	2,639	13,313	2,282	10,428	377

Middle market commercial real estate	2,751	20,113	4,442	13,304	386
Small business	9,128	6,043	5,102	3,603	2,089

Total commercial	15,007	344,641	17,304	20,535	2,464

Consumer:
Automobile loans	8,008	7,347	5,354	1,631	2,853
Automobile leases	3,211	3,046	2,561	2,699	2,201

Automobile loans and leases	11,219	10,393	7,915	4,330	5,054
Home equity	14,515	12,212	10,841	5,405	5,968
Residential mortgage	2,927	3,340	4,405	1,695	1,931
Other loans	4,781	7,321	6,641	2,535	2,701

Total consumer	33,442	33,266	29,802	13,965	15,654

Total net charge-offs	$48,449	$377,907	$47,106	$34,500	$18,118

Net charge-offs (recoveries) — annualized percentages:
Commercial:
Middle market commercial and industrial	0.12%	12.20%	0.30%	0.23%	—%
Middle market commercial real estate:
Construction	0.02	1.45	0.48	0.92	—
Commercial	0.18	0.92	0.16	1.45	0.05

Middle market commercial real estate	0.14	1.05	0.24	1.29	0.04
Small business	0.87	0.57	0.48	0.58	0.34

Total commercial	0.27	6.18	0.31	0.64	0.08

Consumer:
Automobile loans	0.97	0.96	0.73	0.28	0.52
Automobile leases	1.18	0.96	0.72	0.70	0.52

Automobile loans and leases	1.02	0.96	0.73	0.45	0.52
Home equity	0.80	0.67	0.58	0.43	0.49
Residential mortgage	0.22	0.25	0.32	0.16	0.17
Other loans	2.68	4.02	4.97	2.39	2.56

Total consumer	0.75	0.75	0.67	0.41	0.46

Net charge-offs as a % of average loans	0.48%	3.77%	0.47%	0.52%	0.28%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2008	2007
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Nonaccrual loans and leases:
Middle market commercial and industrial	$65,833	$51,875	$56,691	$41,644	$32,970
Middle market commercial real estate	161,062	132,157	85,144	81,108	42,458
Small business	57,947	52,114	36,712	32,059	30,015
Residential mortgage	66,466	59,557	47,738	39,868	35,491
Home equity	26,053	24,068	23,111	16,837	16,396

Total nonaccrual loans and leases	377,361	319,771	249,396	211,516	157,330
Restructured loans	1,157,361	1,187,368	—	—	—
Other real estate, net:
Residential	63,675	60,804	49,555	47,590	46,892
Commercial	10,181	14,467	19,310	2,079	2,456

Total other real estate, net	73,856	75,271	68,865	49,669	49,348
Impaired loans held for sale (1)	66,353	73,481	100,485	—	—
Other NPAs (2)	2,836	4,379	16,296	—	—

Total nonperforming assets	$1,677,767	$1,660,270	$435,042	$261,185	$206,678

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	0.92%	0.80%	0.62%	0.79%	0.60%

NPA ratio (3)	4.08	4.13	1.08	0.97	0.79

Accruing loans and leases past due 90 days or more	$152,897	$140,977	$115,607	$67,277	$70,179

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.37%	0.35%	0.29%	0.25%	0.27%

	2008	2007
(in thousands)	First	Fourth	Third	Second	First
Nonperforming assets, beginning of period	$1,660,270	$435,042	$261,185	$206,678	$193,620
New nonperforming assets	141,090	211,134	92,986	112,348	51,588
Restructured loans (4)	—	1,187,368	—	—	—
Acquired nonperforming assets	—	—	144,492	—	—
Returns to accruing status	(13,484)	(5,273)	(8,829)	(4,674)	(6,176)
Loan and lease losses	(27,896)	(62,502)	(28,031)	(27,149)	(9,072)
Payments	(68,753)	(30,756)	(17,589)	(19,662)	(18,086)
Sales	(13,460)	(74,743)	(9,172)	(6,356)	(5,196)

Nonperforming assets, end of period	$1,677,767	$1,660,270	$435,042	$261,185	$206,678

(1)	Represent impaired loans obtained from the Sky Financial acquisition that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Restructured loans are net of loan losses and payments.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2008	2007
(in thousands, except per share amounts)	First	Fourth	Third	Second	First
Common stock price, per share
High (1)	$14.870	$18.390	$22.930	$22.960	$24.140
Low (1)	9.640	13.500	16.050	21.300	21.610
Close	10.750	14.760	16.980	22.740	21.850
Average closing price	12.268	16.125	18.671	22.231	23.117

Dividends, per share
Cash dividends declared per common share	$0.265	$0.265	$0.265	$0.265	$0.265

Common shares outstanding
Average — basic	366,235	366,119	365,895	236,032	235,586
Average — diluted	367,208	366,119	368,280	239,008	238,754
Ending	366,226	366,262	365,898	236,244	235,714
Book value per share	$16.13	$16.24	$17.08	$12.97	$12.95
Tangible book value per share (2)	7.08	7.13	8.10	10.41	10.37

Capital data

	2008	2007
(in millions)	March 31,	December 31,	September 30,	June 30,	March 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,907	$5,949	$6,250	$3,064	$3,051
Less: goodwill	(3,047)	(3,059)	(2,996)	(570)	(570)
Less: other intangible assets	(409)	(428)	(443)	(55)	(57)
Add: related deferred tax liability (2)	143	150	155	19	20

Total tangible equity	$2,593	$2,612	$2,965	$2,459	$2,444

Total assets	$56,052	$54,697	$55,304	$36,421	$34,979
Less: goodwill	(3,047)	(3,059)	(2,996)	(570)	(570)
Less: other intangible assets	(409)	(428)	(443)	(55)	(57)
Add: related deferred tax liability (2)	143	150	155	19	20

Total tangible assets	$52,739	$51,360	$52,020	$35,815	$34,372

Tangible equity / asset ratio	4.92%	5.08%	5.70%	6.87%	7.11%

Other capital data:
Total risk-weighted assets (3)	$46,572	$46,044	$45,931	$32,121	$31,473

Tier 1 leverage ratio (3)	6.82%	6.77%	7.57%	9.07%	8.24%
Tier 1 risk-based capital ratio (3)	7.55	7.51	8.35	9.74	8.98
Total risk-based capital ratio (3)	10.86	10.85	11.58	13.49	12.82

Tangible equity / risk-weighted assets ratio (3)	5.57	5.67	6.46	7.66	7.77
Average equity / average assets	10.70	11.40	11.50	8.66	8.63

Other data:
Number of employees (full-time equivalent)	11,496	11,925	12,312	8,410	8,029
Number of domestic full-service banking offices (4)	627	625	620	379	375

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	Other intangible assets is net of deferred tax liability, and is calculated assuming a 35% tax rate.

(3)	March 31, 2008 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(4)	Includes Private Financial Group offices.